Exhibit 10.25

AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT, dated as of May 14, 2015 (this “Agreement”), by and among StationDigital Corporation, a Delaware corporation (the “Company”), each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”) and solely for purposes of Section 9 hereof, Steel Pier Capital Advisors, LLC, in its capacity as collateral agent (the “Collateral Agent”).

WITNESSETH:

WHEREAS, this Agreement amends and restates in its entirety that Securities Purchase Agreement dated June 30, 2014.

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

1.   DEFINITIONS. For purposes of this Agreement, unless the context otherwise requires, the following terms shall have the following respective meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” has the meaning provided in the preamble.

“Business Day” means a day other than a Saturday or Sunday or other day on which commercial banks in New York, New York are authorized or required to close.

“Claim” has the meaning provided in Section 7.3(b).

“Closing” has the meaning provided in Section 2.2(a).

“Closing Date” shall be May 14, 2015.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Collateral” has the meaning provided in Section 3 of the Security Agreement.

“Collateral Agent” has the meaning provided in the preamble.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock, $0.0001 par value per share, of the Company.

“Company” has the meaning provided in the preamble.

“Company’s Knowledge” means the actual knowledge of the Company’s CEO and any of the officers of the Company, after due investigation.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Contracts” has the meaning provided in Section 3.7.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options or restricted stock units to consultants, employees, officers or directors of the Company approved by the Board of Directors, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“Financial Statements” has the meaning provided in Section 3.16.

“GAAP” means generally accepted accounting principles as in effect from time to time and consistently applied and maintained throughout the periods indicated. Whenever any accounting term is used herein which is not otherwise defined, it shall have the meaning ascribed thereto under GAAP.

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“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $25,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $25,000 due under leases required to be capitalized in accordance with GAAP.

“Indemnified Party” has the meaning provided in Section 7.3(b).

“Indemnifying Party” has the meaning provided in Section 7.3(b).

“Indemnitee Losses” has the meaning provided in Section 7.3(a).

“Liabilities” has the meaning provided in Section 3.16.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” means a material adverse effect on the Company’s business, assets, properties, condition (financial or otherwise), results of operation or prospects, or on the ability of the Company to perform its obligations under and consummate the transactions contemplated by this Agreement.

“Material Contracts” has the meaning provided in Section 3.6.

“Notes” means the 15% Senior Secured Convertible Notes due, subject to the terms therein, 9 months from their date of issuance, issued by the Company to the Purchasers hereunder, in the form of Exhibit A attached hereto.

“Permitted Indebtedness” means (a) the Indebtedness evidenced by the Notes, (b) the Indebtedness existing on the Original Issue Date and set forth on Schedule 3.21 attached to this Agreement, (c) lease obligations and purchase money indebtedness of up to $500,000, in the aggregate, incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets, and (d) interest accruing after the date hereof on the aforesaid items.

“Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been (if required to be) established in accordance with GAAP; (b) Liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Company’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien; (c) Liens incurred in connection with Permitted Indebtedness under clauses (a), and (b) thereunder; and (d) Liens incurred in connection with Permitted Indebtedness under clause (c) thereunder, provided that such Liens are not secured by assets of the Company or its Subsidiaries other than the assets so acquired or leased.

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“Person” means any natural person, corporation, partnership, limited liability company, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

“Purchaser” has the meaning provided in the preamble.

“Qualified Equity Applicable Price” shall have the meaning ascribed to such term in the form of Note.

“Qualified Financing” shall have the meaning ascribed to such term in the form of Note.

“Secured Parties” has the meaning provided in the Security Agreement.

“Securities” means the Notes, the Warrants, and the Underlying Shares.

“Security Agreement” means that certain Amended and Restated Security Agreement between the Company and Steel Pier Capital Advisors, LLC in its capacity as collateral agent on behalf of the several Purchasers in the form of Exhibit C attached hereto.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable, include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for the Notes purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Transaction Documents” means this Agreement, the Warrants, the Notes, the Security Agreement and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Trading Day” means a day on which the New York Stock Exchange is open for trading.

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“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board, the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange.

“Transfer Agent” means West Coast Stock Transfer, Inc., the current transfer agent of the Company with a mailing address of 721 N. Vulcan Ave. Ste. 205, Encinitas, CA 92024 and a facsimile number of (760) 452-4423, and any successor transfer agent of the Company.

“Underlying Shares” means Warrant Shares and the shares of Common Stock issued and issuable upon conversion of the Notes.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. New York City time to 4:02 p.m. New York City time); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable commencing on the date of issuance and shall have a term of exercise equal to five (5) years therefrom, in the form of Exhibit B attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

2.   PURCHASE AND SALE OF THE NOTES AND WARRANTS.

2.1          Sale and Transfer of Notes and Warrants.

(a)          Subject to the terms and conditions set forth in this Agreement, the Company agrees to sell, and the Purchaser agrees to purchase $75,000 in principal amount (the “Principal”) of the Notes and the Warrants.

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2.2          Closing.

(a)          Place of Closing. The purchase and sale of the Notes and the Warrants (the “Closing”) shall take place on the Closing Date at the offices of Sichenzia Ross Friedman Ference LLP, located at 61 Broadway, 32nd Fl., New York, NY 10006 or at such other place as the Company and the Purchasers shall mutually agree. The Closing shall occur upon acceptance by the Company of a subscription to purchase the $ 75,000 of the Notes and Warrants.

The obligations of Purchaser and the Company shall be subject to the following conditions: (i) absence of any event having a Material Adverse Effect on the Company, its business or its assets and (ii) approval by the board of directors of the Company of the transactions contemplated hereby.

(b)          Company Deliverables: On the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)          this Agreement duly executed by the Company;

(ii)         a Note with a principal amount equal to such Purchaser’s Subscription Amount, registered in the name of such Purchaser, evidencing the principal amount of Notes that Purchaser is purchasing, against payment of the Subscription Amount therefor by certified or bank check or wire transfer to such account as the Company may designate to the Purchaser;

(iii)        a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to such Purchaser’s Subscription Amount (i.e., for every dollar paid by such Purchaser for the Note such Purchaser shall receive a warrant to purchase one share of Common Stock) at an exercise price equal to the lesser of (A) 70% of the per share price for a share of Common Stock sold in the Qualified Financing and (B) $0.45 per share, subject to adjustment therein; and

(c)          Purchaser Deliverables: On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)          this Agreement duly executed by such Purchaser;

(ii)         such Purchaser’s Subscription Amount by wire transfer to the following account:

Bank of America

7601 N. Lindbergh Blvd., Hazelwood, MO 63042

A/C of StationDigital Corporation

ABA Routing No.:

Account No.:

Provided that (i) Purchaser has satisfied all conditions set forth in this paragraph (c), and (ii) the Company has accepted and executed this Agreement, the Notes and Warrants purchased by Purchaser will be delivered by the Company promptly following the Closing Date and the Purchaser’s Subscription Amount shall be released to the Company.

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3.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

As a material inducement to the Purchaser to enter into this Agreement and purchase the Notes, the Company hereby represents, warrants and covenants to Purchaser as follows:

3.1         Organization; Good Standing; Qualification; Subsidiaries. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to transact business and is in good standing as a foreign corporation in each other jurisdiction in which the failure to so qualify, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

3.2         Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery by the Company of this Agreement, the performance of all obligations of the Company hereunder and the sale and transfer of the Notes to Purchaser has been taken, and this Agreement constitutes the valid and legally binding agreement of the Company, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The sale of the Notes is not subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

3.3         Issuance of the Securities. The issuance of the Notes, Warrants and Underlying Shares has been duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, the Notes and Warrants will be constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company shall reserve from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares.

3.4         Consents. No consent, approval, qualification, order or authorization of, or filing with, any Person is required on the part of the Company in connection with the Company’s valid execution, delivery or performance of this Agreement and the offer and sale of the Securities hereunder (other than federal and state securities filings relating to the issuance of the Securities pursuant to applicable exemptions from registration, which the Company hereby undertakes to make in a timely fashion).

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3.5          Capitalization and Voting Rights. The capitalization of the Company is as set forth on Schedule 3.5, which Schedule 3.5 shall also include the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof. Except as set forth on Schedule 3.5, the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. Except as set forth on Schedule 3.5, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on Schedule 3.5, and except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. Except as set forth on Schedule 3.5, the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

3.6          No Predecessors. The Company has no predecessors, whether by way of succession by merger, consolidation or other business combination with another entity or transfer of all or substantially all of another entity’s assets, or otherwise.

3.7          Contracts and Other Commitments. Schedule 3.7 lists all contracts, agreements, leases, commitments, instruments, arrangements and understandings (“Contracts”), whether written or oral, to which the Company is a party which require payments by either party thereto in excess of $250,000 or are otherwise material to the Company (the “Material Contracts”). The Material Contracts are valid and legally binding, are in full force and effect and are enforceable in accordance with their respective terms. The Company has not assigned, mortgaged, pledged, encumbered or otherwise hypothecated any of its right, title or interest under the Material Contracts. Except as set forth on Schedule 3.7, neither the Company nor, to the Company’s Knowledge, any other party thereto is in violation of or in default in respect of any Material Contract. No notice or other communication has been received by the Company claiming any such violation or default by the Company or indicating the desire or intention of any other party thereto to amend, modify, rescind or terminate any Material Contract.

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3.8          Related Party Transactions. No employee, officer, director or member of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). None of such persons has any direct or indirect ownership interest in any entity with which the Company is affiliated or with which the Company has a business relationship, or any entity that competes with the Company, except that employees, officers, directors or stockholders of the Company and members of their immediate families may own stock (not in excess of 1% of the outstanding stock) in publicly traded companies that may compete with the Company. No employee, officer, director or shareholder of the Company or member of his or her immediate family is, directly or indirectly, interested in any Contract to which the Company is a party.

3.9          Registration Rights. The Company is not under any obligation and has not granted to any Person any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

3.10        Permits. The Company has all franchises, permits, licenses, approvals and similar authorizations necessary for the conduct of its business as now being conducted by it, the lack of which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, and to the Company’s Knowledge, it can obtain, without undue burden or expense, any such authorization for the conduct of its business as presently planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authorizations.

3.11        Compliance. The Company is not in violation or default of any provision of its organizational documents or in default of any provision of any mortgage, indenture, agreement, instrument or contract to which it is a party or by which the Company or its assets or properties are bound or of any federal, state or local judgment, order, writ, decree, statute, rule, regulation or restriction applicable to the Company or its business including federal or state securities laws or regulations. The execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby, will not result in any such violation or default or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material Lien upon any assets or properties of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any franchise, permit, license, approval or authorization applicable to the Company, its business or operations, or any of its assets or properties. The Company has obtained all necessary “Blue Sky” law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Notes.

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3.12        Litigation. There is no action, suit, proceeding or investigation pending or threatened against or affecting the Company that questions the validity of this Agreement or the right of the Company to enter into this Agreement, or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in any Material Adverse Effect. To the Company’s Knowledge, there is no basis upon which any such action, suit, proceeding or investigation could reasonably be brought or initiated against the Company or the Company. The foregoing includes, without limitation, any action, suit, proceeding or investigation pending or threatened involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, their obligations under any agreements with former employers, or negotiations by the Company with potential backers of, or investors in, the Company or its business. The Company is not a party to or named in or subject to any order, writ, injunction, judgment or decree of any court, government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company currently intends to initiate.

3.13        Sale of the Securities. Subject to the truth and accuracy of Purchaser’s representations set forth in this Agreement, the offer, sale, purchase and transfer of the Securities as contemplated by this Agreement, are exempt from the registration requirements of the Securities Act, and neither the Company nor any agent acting on his or its behalf will take any action hereafter that would cause the loss of such exemption.

3.14        Title to Property and Assets; Leases. The Company has good and marketable title to its properties and assets free and clear of all Liens.

3.15        Confidentiality Agreements. Each current and former employee, officer and director of the Company is party to an employment agreement that contains confidentiality provisions protecting the Company’s proprietary information and inventions. Each current and former consultant to the Company has executed a consulting agreement that contains confidentiality provisions protecting the Company’s proprietary information and inventions. No current or former employee, officer, director or consultant has excluded works or inventions made prior to his or her employment or consulting relationship with the Company from his or her assignment of inventions pursuant to such person’s employment or consulting agreement, as applicable.

3.16        Tax Returns, Payments and Elections.

(a)          The Company has filed all Tax Returns which are required to be filed by it. Such Tax Returns are true, correct and complete in all material respects. All Taxes owed by the Company, whether or not shown on any Tax Return, have been timely paid, except with respect to Taxes which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Tax Returns of the Company have not been audited by the Internal Revenue Service or other applicable Tax authority, and no controversy with respect to Taxes of any type is pending or, to the Company’s Knowledge, threatened. Since the date of the Financial Statements, the Company has made adequate provision on its books of account for all Taxes, assessments and governmental charges with respect to its business, assets, properties and operations for such period.

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(b)          The Company has never been an S corporation within the meaning of Sections 1361 and 1362 of the Code at any time during its existence. The Company has never been the common parent or a member of any affiliated group of corporations filing a consolidated federal income tax return. The Company is not a party to any tax sharing agreement or other arrangement pursuant to which it could be liable for any Taxes of any Person. The Company has not filed a consent under Section 341(f) of the Code regarding collapsible corporations.

(c)          The Company has withheld and paid all Taxes required to have been withheld and paid with respect to amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party. All independent contractors are properly classified as such.

(d)          For purposes of this Section 3.16:

“Tax” shall mean any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on-minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.

“Tax Return” shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto and any amendment thereof.

3.17        SEC Reports; Financial Statements. Except for the Annual Report on Form 10-K for the fiscal year ended December 31, 2014, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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3.18        Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

3.19        Listing and Maintenance Requirements. The Common Stock is not registered pursuant to Section 12(b) or 12(g) of the Exchange Act. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

3.20        Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

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3.21        Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding, it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, may presently have a “short” position in the Common Stock and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Underlying Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

3.22        Real Property Holding Corporation. The Company is not and has never been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code and any regulations promulgated thereunder.

3.23        Foreign Corrupt Practices Act. The Company has not taken any action which would cause it to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any rules and regulations thereunder. There is not now, and there has never been, any employment by the Company of, or beneficial ownership in the Company by, any governmental or political official in any country in the world.

3.24        Disclosure. Neither this Agreement nor any written statement or certificate made or delivered by or on behalf of the Company in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

3.25        Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

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3.26        Use of Proceeds. The proceeds from the offering and sale of the Securities will be used for working capital and general corporate purposes as specified in Schedule 3.26.

3.27        No Commissions. The Company has not incurred any obligation for any finder’s, broker’s or agent’s fees or commissions in connection with the transaction contemplated hereby.

3.28        Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on Schedule 3.28, there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its subsidiaries regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement.

3.29        Employee Benefits; ERISA. The Company has no employee benefit plans, programs, policies and arrangements.

4.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER.

As a material inducement to the Company to enter into this Agreement and purchase the Notes, the Purchaser hereby represents, warrants and covenants to Company as follows:

4.1          Transaction Documents. In connection with this subscription, Purchaser has read this Agreement and the other documents contained in this investor package (this “Investor Package”). Purchaser acknowledges that this Investor Package is not intended to set forth all of the information which might be deemed pertinent by an investor who is considering an investment in the Securities. It is the responsibility of Purchaser (i) to determine what additional information it desires to obtain in evaluating this investment, and (ii) to obtain such information from the Company. Purchaser is advised to retain its own legal counsel and financial advisors in connection with its investment in this Offering.

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4.2          Accredited Investor Status. This Offering is limited to persons who are “accredited investors,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the “Act”), and who have the financial means and the business, financial and investment experience and acumen to conduct an investigation as to, and to evaluate, the merits and risks of this investment. Purchaser hereby represents that he, she or it has read, is familiar with and understands Rule 501 of Regulation D under the Act. Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D, as amended.

4.3          Public Information. Purchaser acknowledges that the Company is not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and voluntarily files current and periodic reports with the Securities Exchange Commission (the “Commission” or “SEC”) containing financial and other material information relating to the Company and its business. Such reports are publicly available on www.sec.gov and Purchaser has had an opportunity to review such filings in connection with Purchaser’s decision to invest in the Securities. Purchaser has had full access to all the information which Purchaser (or Purchaser’s legal and or financial advisors) consider necessary or appropriate to make an informed decision with respect to Purchaser’s investment in the Securities. Purchaser acknowledges that the Company has made available to Purchaser and Purchaser’s advisors the opportunity to examine and copy any contract, matter or information which Purchaser considers relevant or appropriate in connection with this investment and to ask questions and receive answers relating to any such matters including, without limitation, the financial condition, management, employees, business, obligation, corporate books and records, budgets, business plans of and other matters relevant to the Company. To the extent Purchaser has not sought information regarding any particular matter, Purchaser represents that he or she had and has no interest in doing so and that such matters are not material to Purchaser in connection with this investment. Purchaser has accepted the responsibility for conducting Purchaser’s own investigation, due diligence and obtaining for itself such information as to the foregoing and all other subjects as Purchaser deems relevant or appropriate in connection with this investment. Purchaser is not relying on any representation other than that contained herein. Purchaser acknowledges that no representation regarding projected financial performance or a projected rate of return has been made to it by any party.

4.4          Restricted Securities. Purchaser understands that the offering of the Securities has not been registered under the Act, in reliance on an exemption for private offerings provided pursuant to Section 4(a)(2) and/or Regulation D promulgated under the Act and that, as a result, the Securities and the Underlying Shares will be “restricted securities” as that term is defined in Rule 144 under the Act. Purchaser further understands that the Offering of the Securities has not been qualified or registered under any foreign or state securities laws in reliance upon the representations made and information furnished by Purchaser herein and any other documents delivered by Purchaser in connection with this subscription; that the Offering has not been reviewed by the SEC or by any foreign or state securities authorities; that Purchaser’s rights to transfer the Securities will be restricted, which includes restrictions against transfers unless the transfer is not in violation of the Act and applicable state securities laws (including investor suitability standards); and that the Company may in its sole discretion require Purchaser to provide at Purchaser’s own expense an opinion of its counsel to the effect that any proposed transfer is not in violation of the Act or any state securities laws.

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4.5           Power and Authority. Purchaser is empowered and duly authorized to enter into this Agreement, which constitutes a valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms; and the person signing this Agreement on behalf of Purchaser is empowered and duly authorized to do so.

4.6           Limited Liquidity. Purchaser acknowledges that, while the Common Stock is publicly traded on the OTCQB, there is limited trading volume with respect to the Common Stock and, as such, it may be difficult for Purchaser to sell or dispose of the Underlying Shares if and when Purchaser converts its Note or exercises its Warrants. Purchaser hereby represents that it is able to bear the risk of illiquidity and the risk of a complete loss of this investment.

4.7           Investor Questionnaire. The information in any documents delivered by Purchaser in connection with this subscription, including, but not limited to the Accredited Investor Questionnaire attached as Exhibit D, is true, correct and complete in all respects as of the date hereof. Purchaser agrees promptly to notify the Company in writing of any change in such information after the date hereof.

4.8           No General Solicitation. The offering and sale of the Securities to Purchaser were not made through any advertisement in printed media of general and regular paid circulation, radio or television or any other form of advertisement, or as part of a general solicitation.

4.9           Risk Factors. Purchaser recognizes that an investment in the Securities involves significant risks, including, without limitation, the Risk Factors set forth herein as Exhibit G. Purchaser has read and understands such risks and understands that such risks, and others, can result in the loss of Purchaser’s entire investment in the Securities.

4.10         Acquiring for Investment Purposes. Purchaser is acquiring the Securities, as principal, for Purchaser’s own account for investment purposes only, and not with a present intention toward or for the resale, distribution or fractionalization thereof, and no other person has a beneficial interest in the Securities. Purchaser has no present intention of selling or otherwise distributing or disposing of the Securities, and understands that an investment in the Securities must be considered a long-term illiquid investment.

4.11         Short Sales and Confidentiality Prior to the Date Hereof. Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing from the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder until the date hereof (“Discussion Time”). Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

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5.  CONDITIONS OF THE PURCHASER’S OBLIGATIONS AT CLOSING. The obligations of Purchaser to purchase the Notes are subject to the fulfillment or waiver at or before the Closing of each of the following conditions:

5.1           Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true and correct in all material respects (except for representations and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

5.2           Performance. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

5.3           Consents. All consents, authorizations, approvals and permits of any Person that are required in connection with the issuance and sale of the Notes pursuant to this Agreement shall have been duly obtained and be effective as of the Closing.

5.4           No Material Adverse Change. Since March 30, 2014, there shall have been no material adverse changes to the business, assets, properties, condition, financial or otherwise, or results of operations of the Company.

5.5           Proceedings. All corporate and other proceedings and all documents incidental to the transactions involved in the purchase of the Notes by the Purchaser shall be reasonably satisfactory in substance and form to the Purchaser and his counsel, and the Purchaser and his counsel shall have received all such counterpart originals or certified or other copies of such documents as the Purchaser and his counsel may reasonably request.

5.6           Due Diligence and No Material Adverse Change. The Company shall have provided Purchaser access to information as Purchaser has reasonably requested in connection with its due diligence review and Purchaser shall have concluded its due diligence review of the Company to its complete satisfaction and shall be reasonably satisfied that there has been no material adverse change in the business, operations, financial condition or prospects of the Company.

6.  CONDITIONS OF THE SELLER’S OBLIGATIONS AT CLOSING. The obligations of the Company to Purchaser to transfer and sell the Notes to Purchaser are subject to the fulfillment or waiver at or before the Closing of each of the following conditions:

6.1           Representations and Warranties. The representations and warranties of Purchaser contained in Section 4 shall be true and correct in all material respects on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

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7.  OTHER AGREEMENTS OF THE PARTIES

7.1           Transfer Restrictions.         The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement.

The Purchasers agree to the imprinting, so long as is required by this Section 7.1, of a legend on any of the Securities in substantially the following form:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE] HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.

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Certificates evidencing the Underlying Shares shall not contain any legend: (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Underlying Shares pursuant to Rule 144, (iii) if such Underlying Shares are eligible for sale under Rule 144 or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly if required by the Transfer Agent to effect the removal of the legend hereunder. If all or any portion of a Note is converted or Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Underlying Shares shall be issued free of all legends. The Company agrees that following such time as such legend is no longer required under this Section 7.1, it will, no later than three (3) Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends, in addition, the Company shall deliver such Purchaser a copy of such opinion, the instruction letter to the Transfer Agent, the resolution of the Board of Directors authorizing the Transaction Documents and any additional supporting documentation requested by the Purchaser as may be requested by the Purchaser in order to deposit Underlying Shares in accounts with its prime broker (or other brokerage account); provided, however, in the event the restrictive legend on such certificate is being removed pursuant to Rule 144 or such Underlying Shares as first being issued without legend in reliance on Rule 144, such Purchaser shall, at the time of delivery of such certificates to the Company or Transfer Agent, represent to the Company and Company Counsel that (i) it intends to sell such Underlying Shares prior to the filing date of the Company’s next period report and (ii) if such Underlying Shares are not sold by such filing date and such Underlying Shares are no longer eligible for resale under Rule 144 such Purchaser will deliver such shares to the Transfer Agent or Company to have the restrictive legend placed back on such certificates representing such Underlying Shares. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 7.1. Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser.

7.2          Furnishing of Information; Public Information.

(a)          Until the earliest of the time that no Purchaser owns Securities, the Company covenants to obtain and maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

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(b)           At any time during the period commencing from the six (6) month anniversary of the date hereof and ending at such time that no Purchaser shall hold any Underlying Shares, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then, in addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to two percent (2.0%) of the aggregate Subscription Amount of such Purchaser’s Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that no Purchaser shall hold any Underlying Shares. The payments to which a Purchaser shall be entitled pursuant to this Section 7.2(b) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) three (3) Business Days after the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

7.3          Conversion and Exercise Procedures. Each of the form of Notice of Exercise included in the Warrants and the form of Notice of Conversion included in the Notes set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants or convert the Notes. Without limiting the preceding sentences, no ink-original Notice of Exercise or Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise or Notice of Conversion form be required in order to exercise the Warrants or convert the Note. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants or convert their Notes. The Company shall honor exercises of the Warrants and conversions of the Notes and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

7.4          Participation in Future Financing.

(a)          From the date hereof until the date that is the 12 month anniversary of the Closing Date, upon any issuance by the Company or any of its Subsidiaries of Common Stock, Common Stock Equivalents for cash consideration, Indebtedness or a combination thereof (a “Subsequent Financing”), each Purchaser shall have the right to participate in up to an amount of the Subsequent Financing equal to 50% of the Subsequent Financing (the “Participation Maximum”) on the same terms, conditions and price provided for in the Subsequent Financing.

(b)          At least five (5) Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”). Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver a Subsequent Financing Notice to such Purchaser. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.

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(c)          Any Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice that such Purchaser is willing to participate in the Subsequent Financing, the amount of such Purchaser’s participation, and representing and warranting that such Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no such notice from a Purchaser as of such fifth (5th) Trading Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate.

(d)          If by 5:30 p.m. (New York City time) on the fifth (5th ) Trading Day after all of the Purchasers have received the Pre-Notice, notifications by the Purchasers of their willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

(e)          If by 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice, the Company receives responses to a Subsequent Financing Notice from Purchasers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Purchaser shall have the right to purchase its Pro Rata Portion (as defined below) of the Participation Maximum. “Pro Rata Portion” means the ratio of (x) the Subscription Amount of Securities purchased on the Closing Date by a Purchaser participating under this Section 7.4 and (y) the sum of the aggregate Subscription Amounts of Securities purchased on the Closing Date by all Purchasers participating under this Section 7.4.

(f)          The Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of participation set forth above in this Section 7.4, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within thirty (30) Trading Days after the date of the initial Subsequent Financing Notice.

(g)          The Company and each Purchaser agree that if any Purchaser elects to participate in the Subsequent Financing, the transaction documents related to the Subsequent Financing shall not include any term or provision whereby such Purchaser shall be required to agree to any restrictions on trading as to any of the Securities purchased hereunder or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, this Agreement, without the prior written consent of such Purchaser.

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(h)          Notwithstanding anything to the contrary in this Section 7.4 and unless otherwise agreed to by such Purchaser, the Company shall either confirm in writing to such Purchaser that the transaction with respect to the Subsequent Financing has been abandoned or shall publicly disclose its intention to issue the securities in the Subsequent Financing, in either case in such a manner such that such Purchaser will not be in possession of any material, non-public information, by the tenth (10th) Business Day following delivery of the Subsequent Financing Notice. If by such tenth (10th) Business Day, no public disclosure regarding a transaction with respect to the Subsequent Financing has been made, and no notice regarding the abandonment of such transaction has been received by such Purchaser, such transaction shall be deemed to have been abandoned and such Purchaser shall not be deemed to be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries.

8.  MISCELLANEOUS.

8.1          Expenses. The Company will pay, or reimburse the Purchaser and hold the Purchaser harmless against Liability for the payment of all stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement or the purchase and delivery of the Notes, incurred by the Purchaser in connection with the purchase and sale of the Notes hereunder.

8.2          Survival. Except as otherwise provided in this Agreement, all representations, warranties, covenants and agreements contained in this Agreement, including without limitation Section 9 hereof, shall survive the execution and delivery of this Agreement and the Closing. No investigation by the Purchaser shall affect the survival or enforceability of the Company’s representations, warranties, covenants and agreements contained in this Agreement.

8.3          Indemnification.

(a)          The Company hereby agrees to indemnify and hold harmless the Purchaser, his, her or its affiliates and respective officers, directors, partners, advisors, members, shareholders, employees and agents (collectively, the “Purchaser’ Indemnitees”) from and against any and all losses, claims, damages, judgments, penalties, liabilities and deficiencies (collectively, “Indemnitee Losses”), and agrees to reimburse the Purchaser’ Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Purchaser’ Indemnitees and to the extent arising out of or in connection with: (i) any material misrepresentation or material breach of any of the Company’s representations or warranties contained in this Agreement or the annexes, schedules or exhibits hereto; or (ii) any failure by the Company to perform any of the Company’s covenants, agreements, undertakings or obligations set forth in this Agreement or the annexes, schedules or exhibits hereto. The maximum aggregate liability of the Company for claims pursuant to this Section 8.3 shall be the Subscription Amount. Notwithstanding anything to the contrary contained herein, the Company shall not have any liability for indemnification pursuant to this Section 8.3 until the aggregate Indemnitee Losses are in excess of 5% of the Subscription Amount, at which point the Company shall be liable for the entire amount of Indemnitee Losses up to the maximum aggregate liability hereunder.

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(b)          Promptly after receipt by any indemnitee seeking indemnification pursuant to this Section 8.3 of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a “Claim”), the indemnitee seeking indemnification therefor (an “Indemnified Party”) promptly shall notify the Company (the “Indemnifying Party”) of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all Liabilities with respect to such Claim or judgment.

(c)          In the event an Indemnified Party shall have a claim for indemnification hereunder that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party. If the Indemnified Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or, failing any such agreement, by order or judgment of a court of appropriate jurisdiction.

8.4          Notices. All notices and other communications required or permitted under this Agreement shall be deemed to have been duly given and made if in writing and if served either by personal delivery to the party for whom intended (which shall include delivery by Federal Express or similar nationally-recognized service) or three (3) business days after being deposited, postage prepaid, certified or registered mail, return receipt requested, in the United States mail bearing the following address for, or such other address as may be designated in writing hereafter by, such party:

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(a)          if to the Company, to:

StationDigital Corporation

5700 Oakland Avenue, #200

St. Louis, MO 63110

Attention: Louis Rossi, CEO

Telephone: (877) 482-9585

Facsimile: (877) 482-9585

Email: lrossi@stationdigital.com

With a copy to (which shall not constitute notice):

Darrin M. Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Fl.

New York, NY 10006

(b)          If to a Purchaser or the Collateral Agent, to the address of such Purchaser or the Collateral Agent, as applicable, set forth on the signature pages hereto.

8.5          Waiver. No delay on the part of any party hereto with respect to the exercise of any right, power, privilege or remedy under this Agreement shall operate as a waiver thereof, nor shall any exercise or partial exercise of any such right, power, privilege or remedy preclude any further exercise thereof or the exercise of any other right, power, privilege or remedy. No modification or waiver by any party hereto of any provision of this Agreement, or consent to any departure by any other party therefrom, shall be effective other than in the specific instance and for the purpose for which given.

8.6          Remedies. The rights, powers, privileges and remedies hereunder are cumulative and not exclusive of any other right, power, privilege or remedy the parties hereto would otherwise have.

8.7          Entire Agreement. The Transaction Documentation constitutes the entire agreement and understanding between the Purchaser and the Company, and supersedes all prior agreements and understandings, relating to the subject matter hereof.

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8.8          GOVERNING LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THE TRANSACTION DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF. EACH PARTY AGREES THAT ALL LEGAL PROCEEDINGS CONCERNING THE INTERPRETATION, ENFORCEMENT AND DEFENSE OF THE TRANSACTIONS CONTEMPLATED BY ANY OF THE TRANSACTION DOCUMENTS (WHETHER BROUGHT AGAINST A PARTY HERETO OR ITS RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, SHAREHOLDERS, EMPLOYEES OR AGENTS) SHALL BE COMMENCED IN THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, COUNTY OF NEW YORK (THE “NEW YORK COURTS”). EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE NEW YORK COURTS FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH NEW YORK COURTS, OR SUCH NEW YORK COURTS ARE IMPROPER OR INCONVENIENT VENUE FOR SUCH PROCEEDING. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THE TRANSACTION DOCUMENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. IF EITHER PARTY SHALL COMMENCE AN ACTION OR PROCEEDING TO ENFORCE ANY PROVISIONS OF THE TRANSACTION DOCUMENTS, THEN THE PREVAILING PARTY IN SUCH ACTION OR PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS REASONABLE ATTORNEYS’ FEES AND OTHER REASONABLE COSTS AND EXPENSES INCURRED IN THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH ACTION OR PROCEEDING.

8.9          Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile signatures shall bind the parties hereto to the same extent as original signatures.

8.10        Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement and without affecting the validity or enforceability of such provision in any other jurisdiction.

8.11        Cross References. References in this Agreement to any section are, unless otherwise specified, to such section of this Agreement.

8.12        Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

8.13        Exhibits and Schedules Incorporated. The exhibits and schedules to this Agreement are incorporated into and constitute an integral part of this Agreement.

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8.14         Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective unless such modification, amendment or waiver is approved in writing by both parties hereto. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement.

8.15         Injunctive Relief. In the event of a breach or threatened breach by any party of any of its representations, warranties, covenants or other agreements hereunder, any other party shall be entitled to an injunction or similar equitable relief restraining such party from committing or continuing any such breach or threatened breach or granting specific performance of any action required to be performed by such party under any such provision, without the necessity of proving any actual damages and without the necessity of posting any bond or other security.

8.16         Binding Effect. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties (including transferees of the Notes). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Any attempted assignment or delegation by a party hereto not in accordance with this Section 8.16 shall be void.

8.17         Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or any Transaction Document, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.

8.18         Construction. The parties hereto agree that this Agreement is the product of negotiations between sophisticated parties and individuals, all of whom were represented by counsel, and each of whom had an opportunity to participate in, and did participate in, the drafting of each provision hereof. Accordingly, ambiguities in this Agreement, if any, shall not be construed strictly or in favor of or against any party hereto but rather shall be given a fair and reasonable construction without regard to the rule of contra proferentem. As used in this Agreement, the word “including” shall mean “including without limitation” and the masculine gender shall include the feminine and the neuter gender.

8.19         Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of this Agreement and the other Transaction Documents.

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8.20         Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Warrant Shares to the Purchasers. Steel Pier Capital Advisors, LLC shall be reimbursed its expenses in having the Transaction Documents prepared on behalf of the Company and for its obligations under the Security Agreement in an amount not to exceed $25,000.00.

8.21         WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

9.  THE COLLATERAL AGENT.

9.1           Appointment of Collateral Agent. Each Purchaser hereby irrevocably appoints the Collateral Agent to act on such Purchaser’s behalf as its collateral agent under the Security Agreement and its collateral agent with respect to the Collateral for the benefit of such Purchaser, to take such actions on behalf of such Purchaser and exercise such powers as are expressly delegated to the Collateral Agent by the terms of this Agreement and the other Transaction Documents, together with such other actions and powers as are reasonably incidental thereto. The Collateral Agent hereby confirms its acceptance of this appointment and agrees to act as the collateral agent for each Purchaser with respect to the Collateral, on behalf and for the benefit of such Purchaser, in accordance with the terms of this Agreement. Each Purchaser hereby acknowledges and agrees that the Collateral Agent shall be appointed, and shall act, as collateral agent with respect to the Collateral for the benefit of other purchasers under documentation substantially similar to the Transaction Documents and the Collateral Agent.

9.2           Collateral Agent May Perform. If the Company fails to perform any agreement contained in the Security Agreement, the Collateral Agent, acting on behalf of each Secured Party and at such Secured Party’s written direction, may, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and all expenses of the Collateral Agent incurred in connection therewith shall be payable by the Company under both Section 6.07 and Section 6.08 of the Security Agreement.

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9.3          The Collateral Agent’s Duties under the Security Agreement.

(a)          The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties’ interests in the Collateral. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder for the benefit of the Secured Parties, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property.

(b)          The Collateral Agent’s duties and responsibilities hereunder shall be determined solely by the express provisions of this Agreement, and no other further duties or responsibilities shall be implied. The Collateral Agent makes no representation and has no responsibility as to the validity of this Agreement or of any other instrument referred to herein, or the creation or perfection of any security interest. The Collateral Agent shall not be liable for any error of judgment, or any act done or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection therewith, except its gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable judgment.

(c)          In no event shall the Collateral Agent incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including, without limitation, any provision of any present or future law or regulation or any act of any governmental authority, any act of God, war or terrorism, or the unavailability of the Federal Reserve Bank wire services or any electronic communication facility).

(d)          The Company and each Purchaser shall deliver to the Collateral Agent on or before the date hereof an authority and incumbency certificate, or a delegation of authority, setting forth the names, specimen signatures and telephone contacts of each Person authorized to provide directions to the Collateral Agent and promptly provide any changes thereto from time to time thereafter by delivering to the Collateral Agent a replacement of such certificate substantially in such form as is reasonably acceptable to the Collateral Agent. The Collateral Agent shall be entitled to rely conclusively on such certificate until it receives such a replacement certificate. The parties hereto agree that the above constitutes a commercially reasonable security procedure and further agree not to comply with any instruction or direction (other than those contained herein or delivered in accordance with this Agreement) from any other Person.

9.4          Delegation of Duties. The Collateral Agent, acting at the written direction of each Purchaser, may execute any of its respective duties and exercise its rights and powers under this Agreement or any other Transaction Document by or through any one or more agents, sub-agents or attorneys-in-fact, at the sole cost and expense of the Company, as appointed by the Collateral Agent and shall be entitled to advice of counsel or other advisors concerning all matters pertaining to its duties and rights hereunder. The exculpatory provisions of this Section 9 shall apply to any such agent, sub-agent or attorneys-in-fact. The Collateral Agent shall not be responsible for the negligence or misconduct of any such agent, sub-agent or attorney-in-fact except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that such agent, sub-agent or attorney-in-fact acted with gross negligence or willful misconduct.

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9.5          Collateral Agent’s Performance.

(a)          The Collateral Agent shall:

(i)          promptly inform each Purchaser of the contents of any written notice or document that, in its capacity as the Collateral Agent, it receives from or delivers to the Company or any governmental authority;

(ii)         except as otherwise expressly provided in any Transaction Document, perform its duties in accordance with any written instructions given to it by a Purchaser, provided that it shall not be required to take any action that exposes it to personal liability or expense, or for which indemnification deemed sufficient by it in its reasonable discretion has not been provided, or that is contrary to the Transaction Documents or any applicable law; and

(iii)        if so instructed by any Purchaser in writing, pursuant to the provisions of clause (ii) above, refrain from exercising any right, power, authority or discretion vested in it as the Collateral Agent hereunder or under any other Transaction Document.

(b)          Except as otherwise expressly provided in this Agreement, the Collateral Agent shall not take any actions other than upon the written instruction of each Purchaser.

9.6          Reliance by Collateral Agent; Right to Request Instruction.

(a)          Notwithstanding anything to the contrary in this Agreement (except in the case of gross negligence or willful misconduct on the part of the Collateral Agent as determined by a court of competent jurisdiction in a final and non-appealable judgment), the Collateral Agent will be entitled to rely upon, and shall incur no liability and shall be fully protected in relying upon, any certificate, notice or other document (including any facsimile, telex or other electronic communication) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the Person or Persons purporting to issue such certificate, notice or other document, and upon advice and statement of legal counsel, independent accountants and other experts selected by the Collateral Agent with reasonable care. As to any matters not expressly provided for by this Agreement, or the Security Agreement, the Collateral Agent will not be required to take any action or exercise any discretion. Notwithstanding anything else herein to the contrary, whenever reference is made in any Transaction Document to any discretionary action by, consent, designation, specifications, requirement or approval of, notice, request or other communications from or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Collateral Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Collateral Agent, it is understood that in all cases the Collateral Agent will have the right at any time to seek instructions from each Purchaser, and will, in all such cases, have no liability in acting, or in refraining from acting, hereunder in accordance with the written instruction, advice or concurrence of the Purchasers, as it deems appropriate. This provision is intended solely for the benefit of the Collateral Agent and its successors and permitted assigns and it not intended to and will not entitle the other parties thereto to any defense, claim or counterclaim, or confer any rights or benefits on any of them.

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(b)          The Collateral Agent shall not be liable (i) with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of each Purchaser relating to the time, method and place of conducting any proceeding for any remedy available to such Purchaser, or exercising any trust or power conferred upon such Purchaser, under this Agreement or any other Transaction Document, or (ii) for any loss of profits, consequential, incidental, punitive, exemplary or indirect damages.

(c)          The Collateral Agent shall not be deemed to have knowledge of the existence of any default or event of default under any Transaction Document until such time as it has received notification of the same from each Purchaser or the Company.

(d)          Except as provided in Section 9.7, no provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

9.7          Resignation of the Collateral Agent.

(a)          Subject to the appointment and acceptance of a successor Collateral Agent as provided below, the Collateral Agent may resign at any time by giving at least ninety (90) days’ prior written notice thereof to each Purchaser and the Company. Upon any such resignation, each Purchaser will have the right and responsibility to appoint a successor Collateral Agent, which successor Collateral Agent shall (unless any default or event of default under any Transaction Document has occurred and is continuing) be reasonably acceptable to the Company. If no successor Collateral Agent has been appointed by the Purchasers and has accepted such appointment within ninety (90) days after the retiring Collateral Agent’s giving of written notice of resignation, then such retiring Collateral Agent may apply to any court of competent jurisdiction to appoint a successor Collateral Agent to act until such time, if any, as a successor Collateral Agent is otherwise appointed in accordance with this Section 9.7. Until the appointment of a successor Collateral Agent by such court, such retiring Collateral Agent shall continue to act as Collateral Agent pursuant to the terms of this Agreement and the other Transaction Documents. Any successor Collateral Agent appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed by the Purchasers in accordance with this Section 9.7. Upon its acceptance of appointment as Collateral Agent hereunder, (i) a successor Collateral Agent will thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent and the retiring Collateral Agent will be discharged from its duties and obligations hereunder and each relevant Transaction Document and (ii) the retiring Collateral Agent will promptly transfer all of the Collateral in its possession or control held in the name of the retiring Collateral Agent for the benefit of each Purchaser and will execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Collateral Agent for the benefit of each Purchaser with respect to such Collateral to the successor Collateral Agent for the benefit of each Purchaser. After the retiring Collateral Agent’s resignation hereunder as Collateral Agent, the provisions of this Section 9 of this Agreement and Section 6.08 of the Security Agreement will continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent.

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(b)          If the Collateral Agent resigns pursuant to this Section 9.7, the resigning Collateral Agent (at its own cost and expense), shall make available to the successor Collateral Agent such records, documents and information in the resigning Collateral Agent’s possession and provide such assistance as the successor Collateral Agent may reasonably request in connection with its appointment as the successor Collateral Agent. For the avoidance of doubt, other than the costs and expenses set forth in the preceding sentence, all costs and expenses associated with the appointment of a successor Collateral Agent shall be for the account of the Company in accordance with Section 6.07 and Section 6.08 of the Security Agreement.

9.8          Absence of Fiduciary Relationship. Each of the Collateral Agent and the Purchasers undertakes to perform or to observe only such of its agreements and obligations as are specifically set forth in this Agreement or any other Transaction Document. No implied agreements, covenants or obligations with respect to the Company or any of its Affiliates or any Transaction Document to which the Company or any of its Affiliates is a party shall be read into this Agreement against the Collateral Agent or any Purchaser. None of the Collateral Agent or any Purchaser is a fiduciary of and shall not owe or be deemed to owe any fiduciary duty to the Company or any of the Company’s Affiliates.

9.9          Additional Actions. From time to time, the Company shall execute and deliver to each Purchaser and the Collateral Agent such additional documents, and take such other actions, as such Purchaser or the Collateral Agent may reasonably require to carry out the purposes of this Agreement and the other Transaction Documents or to preserve and protect such Purchaser’s rights or the rights of the Collateral Agent, for the benefit of the Secured Parties, as contemplated herein.

9.10        Additional Disclosures. As of the date hereof the Collateral Agent is the holder of a $500,000 Secured Promissory Note issued by the Company pursuant to the terms of the Amended and Restated Securities Purchase Agreement dated as of August 26, 2014.  In addition, the Collateral Agent also owns less than ten percent (10%) of the Company’s equity securities as of the date hereof.  By executing this Agreement, each Purchaser acknowledges that it has read this Section 9.10 and that it has considered, with legal counsel, any potential conflicts of interest which may arise as a result of an investor serving as Collateral Agent prior to making the decision to invest in the Securities.

[Signature Page to StationDigital Corporation Securities Purchase Agreement Follows]

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[Company Signature Page to StationDigital Corporation Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

STATIONDIGITAL CORPORATION

By:	/s/ Louis Rossi
Name:	Louis Rossi
Title:	Chief Executive Officer

[Purchaser Signature Pages to StationDigital Corporation Securities Purchase Agreement Follow]

[Purchaser Signature Page to StationDigital Corporation Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Steve Sjoblad

Signature of Authorized Signatory of Purchaser:

/s/ Steve Sjoblad

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Purchaser:

Facsimile Number of Purchaser:

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

_______________________________________________

Subscription Amount: ______$75,000____________________________________

SSN/EIN Number: [PLEASE PROVIDE THIS UNDER SEPARATE COVER]

[Collateral Agent Acknowledgment Page to StationDigital Corporation Securities Purchase Agreement]

ACKNOWLEDGED AND AGREED BY
(solely for purposes of Section 9):

STEEL PIER CAPITAL ADVISORS, LLC,
as Collateral Agent

By:	/s/ Michael Clofine
Name:	Michael Clofine
Title:	Manager

Address for Notices:

Company Disclosure Schedules

Schedule 3.1 – List of Subsidiaries

Schedule 3.5 – Capitalization

Schedule 3.7 – Material Contracts

Schedule 3.17 – Financial Statements

Schedule 3.26 – Use of Proceeds

Schedule 3.28 – Intellectual Property Rights